                                                                  EXHIBIT 10.71
                                                          COVER NOTE NO.: 94-200
                                                                      (REVISED)

Mr. Steve Shinn
President
Exstar Financial Corporation
2029 Village Lane
Solvang, California 93463

                  IN ACCORDANCE WITH YOUR INSTRUCTIONS, WE ARE
                    PLEASED TO ADVISE THAT WE HAVE EFFECTED
                   THE FOLLOWING REINSURANCE FOR YOUR ACCOUNT

                            ALPINE INSURANCE COMPANY
                            TRANSCO SYNDICATE, INC.
                               CHICAGO, ILLINOIS

                       (HEREINAFTER CALLED THE "COMPANY")

                     UPPER LAYER EMPLOYERS EXCESS INDEMNITY

POLICY COVERAGES AND BUSINESS COVERED:

All business pre-underwritten by Combined Independent Agencies Inc. (with the Company reviewing terms and conditions and retaining the sole right to accept or reject each individual risk) and classified by the Company as Upper Layer EEI as respects Accidental Death and Dismemberment, Accident Medical Expense, Temporary Disability, Permanent Total Disability, OD/CT, Legal Liability, Punitive Damages and Defense Costs.

TERM AND CANCELLATION:

Continuous Agreement effective August 1, 1994, subject to (90) days prior written notice of cancellation by either party at any anniversary, 1st anniversary being January 1, 1996.

Risks attaching basis. Reinsurers to remain liable to natural expiration plus ninety (90) days odd time. At the sole option of the Company, however, the Company may terminate this Agreement on a cut-off basis in which event losses occurring after the termination date will be the responsibility of the Company. Maximum policy period 18 months plus odd time.

TERRITORY:

Business domiciled in the United States of America, as per the Company's original policies.

                    COMBINED INTERMEDIARIES OF AMERICA, INC.

                                                          COVER NOTE NO.: 94-200
                                                                       (REVISED)

CARVE OUT REINSURANCE:

It is understood and agreed the reinsurance provided hereunder is non-concurrent with the policies issued by the Company. Reinsurance provided herein shall cover Accidental Death and Dismemberment, Medical Expense, Temporary Disability and Permanent Total Disability. Medical Expense and Disability payments shall also be covered for OD/CT (per person basis only).

In the event of a loss in which reinsured and unreinsured coverages are both involved, the reinsured loss under this Agreement shall be deemed to be paid first. Unreinsured payments made shall be deemed to be merely policy advances until such time as the reinsured limit or losses covered by the reinsurance are exhausted.

SUM INSURED:

Policies will be issued with limits ranging from $1,000,000 per Loss per Occurrence to $20,000,000 per Loss per Occurrence.

UNDERLYING LIMIT:

Upper Layer Employer's Excess Indemnity policies shall be issued by the Company at attachment points of no less than $50,000 per occurrence. This underlying limit (insured or self-insured) may be depleted by payments made by the insured and/or underlying carrier(s), for Accidental Death and Dismemberment, Accident Medical Expense, Temporary Disability, Permanent Total Disability, OD/CT, Legal Liability, Punitive Damages and Defense Costs.

REINSURANCE LIMIT:

Layer A.

1. For Death, Dismemberment and Permanent Total Disability, the Carve-Out shall pay the lesser of:

   a. $250,000 any one employee; per occurrence, or,
   b. The Loss.

   Permanent Total Disability as used above means disablement which entirely prevents the affected Employee from attending to the material duties of his occupation, lasts 12 calendar months or more and is determined by competent medical authority to be permanent, total and continuous.

2. For Medical Expenses and payments made under Temporary Disability, the Carve-Out shall pay the lesser of:

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                    COMBINED INTERMEDIARIES OF AMERICA, INC.

                                                          COVER NOTE NO.: 94-200
                                                                       (REVISED)

   a.  $250,000 any one employee, per Occurrence; or,

   b. The actual payments under the Policy for Medical Expense and Disability payments.

3. In the event of an Occurrence including 1 and 2 above, the Carve-Out shall pay the lesser of:

   a.  $250,000 any one employee, per Occurrence; or,
   b.  The Loss.

Layer B.

In the event of a loss exceeding $250,000 of Carve-Out Reinsurance covered under combined reinsurance Layers A and B., Layer B shall provide 100% of the difference between the limits provided under Layer B and the limits provided under Layer A, it being fully understood and agreed the maximum coverage for Layer A and B combined shall never exceed the lesser of $2,000,000 maximum any one employee per occurrence of the Loss.

1. For Death, Dismemberment and Permanent Total Disability, the Carve-Out shall pay the lesser of:

   a.  $2,000,000 maximum any one employee, per Occurrence; or,
   b.  The Loss; or,
   c.  Death                                          The Sum Insured
       Permanent Total Disability                     The Sum Insured
       Loss of Both Hands or Feet                     The Sum Insured
       Loss of Either Sight of One or Both Eyes       The Sum Insured
       Quadriplegia, Paraplegia, Homoplegia           The Sum Insured
       Loss of One Hand or Foot                       50% of The Sum Insured
       Loss of Speech or Hearing                      50% of The Sum Insured
       Loss of Thumb and Index Finger of Same Hand    50% of The Sum Insured
       Loss of Thumb or Finger                        25% of The Sum Insured

       For purposes of this Section 1c), total and irrevocable loss of use shall be deemed to be "loss" as used above.

       Permanent Total Disability as used above means disablement which entirely prevents the affected Employee from attending to the material duties of his occupation lasts 12 calendar months or more and is determined by competent medical authority to be permanent, total and continuous.

                                                                          PAGE 3

                   COMBINED INTERMEDIARIES OF AMERICA, INC.

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                                                          COVER NOTE NO.: 94-200
                                                                       (REVISED)

   In the event an employee suffers more than one of the above scheduled losses as the result of the same occurrence, only one, the highest, shall be paid.

2. For Medical Expense and payments made under Temporary Disability, The Carve Out shall pay the lesser of:

   a. $2,000,000 Maximum any one employee per Occurrence; or,
   b. The actual payments under the Policy for Medical Expense and Disability payments.

3. In the event of an Occurrence including 1. and 2. above, the Carve-Out shall pay the lesser of:

   a. $2,000,000 Maximum any one employee per Occurrence; or,
   b. The Loss, or,
   c. The Sum Insured.

PREMIUM:

The Company shall hereby pay reinsurers (for 100% of the carve-out) a provisional premium equal to the percentage as described below of the Actual Premium written or charged by the Company for the limits reinsured hereunder.

Layer A: 6.5%
Layer B: 10.0%

1 year rating block with annual adjustments. Policy Year Accounting.

ACCOUNTING:

The Reinsurer understands and agrees that the Company shall have the option of internally "grossing up" the premium ceded to the Reinsurer to allow for acquisition and other costs on the business subject to this Agreement. However, nothing contained in this Article shall diminish the amounts due to the Reinsurer as calculated under the appropriate Articles of this Agreement.

COMMISSION:

None.

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                   COMBINED INTERMEDIARIES OF AMERICA, INC.


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                                                         COVER NOTE NO.: 94-200
                                                                       (REVISED)

ACCOUNTS AND REMITTANCES:

The Company shall render to Reinsurers quarterly accounts within sixty (60) days after the close of each calendar quarter. Account settlements or remittances shall be paid within seventy-five (75) days after the close of each calendar quarter.

PROFIT COMMISSION:

There shall be paid to the Company a profit commission amounting to 25% of the net profit (calculated as Income less Outgo) to be calculated and paid provisionally at January 1, 1997 and annually thereafter until all claims and all declarations have expired. There shall be no profit commission unless the premium ceded to the reinsurer meets or exceeds $1,25O,000 for the initial period, and each Underwriting Account Year thereafter.


INCOME                                    OUTGO

1. Net Premium to Reinsurers i.e.         1. Losses (including expenses
   Gross Premiums less Return                paid less Salvage and
   Premiums, Commissions, Brokerage          Recoveries).
   and Taxes.                             2. Reserve for Outstanding Losses and
                                             Taxes.
                                          3. Reinsurer Management expenses
                                             calculated at 10% of gross carve-
                                             out premium.

A) The difference between Income and Outgo shall constitute the net profit, or loss, as the case may be.

B) In the event of any Underwriting Account Year showing a deficit to Reinsurers, it is agreed that such deficit shall be carried forward to the profit commission statement for 3 years; provided, however, that if the premium ceded to the Reinsurers does not meet $1,250,000 for such Underwriting Account Year under consideration, then such deficit shall not be carried forward to the profit commission statements (calculation).

EXCLUSIONS:

This Agreement shall not apply to:

1. Business accepted by the Company as reinsurance from other insurers or reinsurers.

2. Business written on a co-surety or co-indemnity basis not controlled by the Company;

3.  Any claim covered by Employers Liability Insurance.

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                  COMBINED INTERMEDIARIES OF AMERICA, INC.

                                                         COVER NOTE. NO.: 94-200
                                                                       (REVISED)

4. Any extra or non-contractual damages (ECO) or legal fees and expenses attendant to the defense thereof, unless the Reinsurer is counseled and concurs in writing with the position taken by the Company.

5.  Loss in excess of policy limits.

6. Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required by statutes or regulations.

7. Any liability of the Company arising from its participation or membership in any insolvency fund.

8. Loss or damage caused by or resulting from war, invasion, hostilities, act or foreign enemies, civil war, insurrection, military or usurped power, martial law or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard form or policy containing a standard War Exclusion Clause.

9.  Nuclear Incident Exclusion Clause - Liability - Reinsurance.

10. Commercial airline accounts as respects flight crew employees. This exclusion does not pertain to industrial aid aircraft.

11. Professional sports teams.

GENERAL CONDITIONS:

Ultimate Net Loss Clause.
Loss and Loss Settlement Clause.
Non-Admitted Reinsurers Clause (as required by the Company).
Errors and Omissions Clause.
Access to Records Clause.
Insolvency Clause.
Arbitration Clause.
Service of Suit Clause (as applicable).
Combined Intermediaries Intermediary Clause.
3 Year Sunset and Commutation Policy Clauses.

WORDING:

To be agreed between the Company and the Reinsurer.

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                   COMBINED INTERMEDIARIES OF AMERICA, INC.


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                                                          COVER NOTE NO.: 94-200
                                                                       (REVISED)

ORDER HEREON:

Layer A 100% of the Carve-Out.

Layer B 50% of the Carve-Out.

EFFECTED WITH:

IOA on behalf of the Associated Accident and Health Reinsurance Underwriters
Group

PLEASE READ THIS DOCUMENT VERY CAREFULLY. THIS IF CONFIRMATION AND EVIDENCE THAT REINSURANCE HAS BEEN EFFECTED IN ACCORDANCE WITH THIS COVER NOTE WITH REINSURERS AS INDICATED. REINSURERS PARTICIPATING ON THIS REINSURANCE HAVE BEEN REVIEWED AND HAVE BEEN ACKNOWLEDGED AND APPROVED AS QUALIFIED REINSURANCE SECURITY BY YOUR COMPANY. ANY DISCREPANCIES, INACCURACIES OR NECESSARY CHANGES MUST BE CORRECTED AT ONCE. IF INCORRECT, PLEASE RETURN THIS COVER NOTE IMMEDIATELY. IF CORRECT, PLEASE SIGN AND RETURN THIS COVER NOTE.

Sincerely,

COMBINED INTERMEDIARIES OF AMERICA, INC.

ALAN G. HARDIN, JR.
-----------------------------------------------
Alan G. Hardin, Jr.
President

Acknowledged    [sig]                                      Date: 10-5-1994
            --------------------------------------
             Alpine Insurance Company

Acknowledged    [sig]                                      Date: 10-6-1994
            --------------------------------------
             TCO Insurance Services for and behalf
             of Transco Syndicate, Inc.

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                   COMBINED INTERMEDIARIES OF AMERICA, INC.